36236E109                                                    Page 16 of 18 Pages

                                                                       EXHIBIT 1
                                                                 to SCHEDULE 13D

                           JOINT ACQUISITION STATEMENT
                           PURSUANT TO RULE 13D-(f)(1)


         The undersigned acknowledge and agree that the foregoing statement on
Schedule 13D is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13D shall be filed on behalf of each of the undersigned without the necessity of filing additional joint acquisition statements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning him, her or it contained herein, but shall not be responsible for the completeness and accuracy of the information concerning the other entities or persons, except to the extent that he, she or it knows or has reason to believe that such information is accurate.

Dated as of March 4, 1999.


                                    GENERAL ATLANTIC PARTNERS, LLC

                                    By: /s/ Thomas J. Murphy
                                        --------------------
                                        Name:  Thomas J. Murphy
                                        Title: Attorney-In-Fact


                                    GENERAL ATLANTIC PARTNERS 16, L.P.

                                    By: General Atlantic Partners, LLC,
                                        Its general partner

                                    By: /s/ Thomas J. Murphy
                                        --------------------
                                        Name:  Thomas J. Murphy
                                        Title: Attorney-In-Fact

36236E109                                                    Page 17 of 18 Pages

                                    GENERAL ATLANTIC PARTNERS 19, L.P.

                                    By: General Atlantic Partners, LLC,
                                        Its general partner

                                    By: /s/ Thomas J. Murphy
                                        --------------------
                                        Name:  Thomas J. Murphy
                                        Title: Attorney-In-Fact


                                    GENERAL ATLANTIC PARTNERS II, L.P.

                                    By: General Atlantic Partners, LLC,
                                        Its general partner

                                    By: /s/ Thomas J. Murphy
                                        --------------------
                                        Name:  Thomas J. Murphy
                                        Title: Attorney-In-Fact


                                    GENERAL ATLANTIC PARTNERS 54, L.P.

                                    By: General Atlantic Partners, LLC,
                                        Its general partner

                                    By: /s/ Thomas J. Murphy
                                        --------------------
                                        Name:  Thomas J. Murphy
                                        Title: Attorney-In-Fact


                                    GAP COINVESTMENT PARTNERS, L.P.

                                    By: /s/ Thomas J. Murphy
                                        --------------------
                                        Name:  Thomas J. Murphy
                                        Title: Attorney-In-Fact

36236E109                                                    Page 18 of 18 Pages


                                    GAP COINVESTMENT PARTNERS II, L.P.

                                    By: /s/ Thomas J. Murphy
                                        --------------------
                                        Name:  Thomas J. Murphy
                                        Title: Attorney-In-Fact